UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 25, 2026

BMO 2026-5C15 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002128774)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

UBS AG New York Branch

(Central Index Key number: 0001685185)

3650 Capital SCF LOE I(A), LLC

(Central Index Key number: 0002058685)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

Wells Fargo Bank, National Association

(Central Index Key number: 0000850779)

BSPRT CMBS Finance, LLC

(Central Index Key number: 0001722518)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

Ladder Capital Finance LLC

(Central Index Key number: 0001541468)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-14	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.         Other Events.

On June 25, 2026 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2026 (the “Pooling and Servicing Agreement”), between the Depositor, as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, 3650 REIT Loan Servicing LLC, as Special Servicer, BellOak, LLC, as Operating Advisor and as Asset Representations Reviewer, Computershare Trust Company, National Association, as Certificate Administrator and as Trustee, of the BMO 2026-5C15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-5C15 (the “Certificates”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was attached as Exhibit 4.1 to the Depositor’s Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (the “Commission”) on June 25, 2026 under Commission File No. 333-280224-14.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $553,359,000, were sold to BMO Capital Markets Corp. (“BMO Capital Markets”), Goldman Sachs & Co. LLC, (“GS&Co.”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”), Blaylock Van, LLC (“Blaylock Van”) and Drexel Hamilton, LLC (“Drexel” and, together with BMO Capital Markets, GS&Co., SGAS, UBS Securities, Wells Fargo Securities, Academy, Bancroft and Blaylock Van, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 12, 2026 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital Markets, GS&Co., SGAS, UBS Securities and Wells Fargo Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated June 8, 2026, and by the Prospectus, dated June 12, 2026 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5. The Prospectus was filed with the Commission on June 16, 2025 under Commission File Number 333-280224-14.

All of the Private Certificates, having an aggregate initial principal amount of $72,790,447, were sold to BMO Capital Markets, GS&Co., SGAS, UBS Securities, Wells Fargo Securities, Academy, Bancroft, Blaylock Van, and Drexel (together with BMO Capital Markets, GS&Co., SGAS, UBS Securities, Wells Fargo Securities, Academy, Bancroft, Blaylock Van, and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of June 12, 2026 between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from Bank of Montreal, 3650 Capital SCF LOE I(A), LLC (“3650 Capital”), BSPRT CMBS Finance, LLC, Goldman Sachs Mortgage Company, Ladder Capital Finance LLC, Societe Generale Financial Corporation, UBS AG New York Branch, Wells Fargo Bank, National Association and Zions

Bancorporation, N.A. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,393,007.99, were approximately $634,125,919.95. Of the expenses paid by the Depositor, approximately $495,225.00 were paid directly to affiliates of the Depositor, approximately $80,000.00 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $150,000.00 were paid to or for the counsel to the Underwriters and the Initial Purchasers, and approximately $4,667,782.99 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) attached as Exhibit 1 to the Depositor’s Current Report on Form 8-K, filed with the Commission on June 16, 2026 under Commission File No. 333-280224-14, and in the Prospectus. The related registration statement (file no. 333-280224) was originally declared effective on October 10, 2024.

3650 Capital, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (17 C.F.R. Part 246) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by 3650 Capital (or a “majority-owned affiliate” (as such term is defined in Regulation RR) thereof) of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class E-RR, Class F-RR, Class G-RR and Class J-RR Certificates (collectively, the “HRR Certificates”) with an aggregate initial Certificate Balance of $56,667,447.

The aggregate fair value, as of the Closing Date, of the HRR Certificates is equal to approximately $32,394,853, representing approximately 5.0655% of the aggregate fair value, as of the Closing Date, of all Certificates (other than the Class R Certificates) issued by the issuing entity. The aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates) is approximately $639,518,928. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for each Class of Certificates (other than the Class R Certificates).

The aggregate fair value, as of the Closing Date, of the HRR Certificates that the Retaining Sponsor is required to retain in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, is approximately $31,975,946, representing approximately 5% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates) issued by the issuing entity.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 25, 2026
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 25, 2026 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 25, 2026 (included as part of Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2026	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2026-5C15 – Form 8-K